SPECIAL POWER OF ATTORNEY



The undersigned, Teresa J. Tanner, hereby constitutes and appoints
Ronald E. Christian, or,in his absence, Robert E. Heidorn, as the undersigned?s true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for the undersigned and in the undersigned?s name, place and stead, in any and all capacities, to sign any Form 3--Initial Statement of Beneficial Ownership of Securities, Form 4--Statement of Changes in Beneficial Ownership of Securities, and Form 5--Annual Statement of Beneficial Ownership of Securities required to be filed by the undersigned with respect to the undersigned?s beneficial ownership of securities of Vectren Corporation (Company), and to file the same, with all exhibits, with the Securities and Exchange Commission (SEC) and any national market exchange on which the Company?s securities are listed, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and requisite necessary to be done, as fully for all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute(s), may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned?s holdings of and transactions in securities of the Company, unless earlier revoked by the undersignedin a signed writing delivered to the foregoing attorneys-in-fact. This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

Executed by the undersigned as of this 3rd day of September, 2015.




							     Teresa J. Tanner
							        Signature



STATE OF      Ohio	          )
			          )  SS:
COUNTY OF  Hamilton               )

Before me the undersigned, a Notary Public for Hamilton County, State of Ohio, personally appeared Teresa J. Tanner, and acknowledged the execution of this instrument this 3rd day of September, 2015.


							    Diane Jackson
							    Notary Signed:

My commission expires: 4-14-2017

G:\Corporate\Legal\Vectren\Board\Directors\Degraffenreidt\POA.doc